BUSINESS CONSULTANT AGREEMENT
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January  1,  2003
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     THIS AGREEMENT, dated this 1st day of January, 2003, ("Agreement"), by and between Denali Concrete Management, Inc., ("Company"), whose principal place of business is Anchorage, AK and Spencer R. Martin, ("Consultant"), whose principal place of business is Anchorage, AK, do hereby covenant and agree as follows:

     1.     Consultation Services:  The Company hereby retains the Consultant to
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perform  the  following  services:

          The Consultant will consult with the Company concerning matters relating to performing due diligence on businesses; and generally any matters business arising out of the affairs of said businesses, including business evaluation, business plan development and implementation, corporate structure, research, development and improvement of the company's business.

     2.     Terms of Agreement:     This Agreement shall commence on the 1st day
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of January, 2003, and will terminate on the 1 day of January, 2004. Either party may cancel this Agreement upon thirty (30) days written notice, by certified mail or hand-delivery to the other party.

     3.     Place  Where  Services  Will  Be  Rendered:     The  Consultant will
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perform most services in accordance with this Agreement at the Consultant's places of business. In addition, the Consultant will perform services on the telephone, email, and at such other places as deemed prudent by the Consultant in performing services in accordance with this Agreement.

     4.     Payment  to  Consultant:     The  Consultant  will  be  paid  up  to
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$150,000 for work performed in accordance with this Agreement. The Company shall pay for additional itemized expenses related to the performance of the Consultants services, including, but not limited to, postage, telephone, travel and entertainment expenses. The Company agrees to make payment within 15 days of time of receipt of written statement from Consultant itemizing fees and expenses.

     5.     Independent  Contractor:     Both  the  Company  and  the Consultant
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agree that the Consultant will act as an independent contractor in the performance of its duties under this Agreement. Accordingly, the Consultant shall be responsible for payment of all taxes, including federal, state, and local taxes.

     6.     Confidential  Information:     The  Consultant  agrees  that  any
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information received by the Consultant in furtherance of the Consultant's obligations in accordance with this Agreement, which concerns the person, financial or other affairs of the Company, will be treated by the Consultant in full confidence and will not be revealed to any other persons, firms or organizations.

     7.     Employment  with  Others:     The  Company  may  from  time to time,
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request that the Consultant arrange for the services of others. All pre-approved costs to the Consultant for those services will be paid by the Company, but in no event, shall the Consultant employ others without the prior authorization of the Company.

     8.     Governing  Law:        All  matters  pertaining  to  this  Agreement
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(including its interpretation, application, validity, performance and breach), shall be governed by, construed and enforced in accordance with the laws of the State of Alaska. The parties herein waive trial by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in the State of Alaska.

     9.     Signatures:     Both  the  Company  and  the Consultant agree to the
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above  Agreement



/s/ Spencer  R.  Martin
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Spencer  R.  Martin
     COMPANY




/s/ Spencer  R.  Martin
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Spencer  R.  Martin
     CONSULTANT